SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

THE COMMUNITY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 24, 2015

Dear Stockholder:

I am pleased to invite you to attend the annual meeting of stockholders of The Community Financial Corporation (the “Company”) to be held in the Board Room at the main office of Community Bank of the Chesapeake, 3035 Leonardtown Road, Waldorf, Maryland on Monday, May 4, 2015 at 10:00 a.m.

The attached notice and proxy statement describe the formal business to be transacted at the annual meeting. Directors and officers of the Company, as well as a representative of the Company’s independent registered public accounting firm, Stegman & Company, will be present to respond to any questions stockholders may have.

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to vote via the Internet, by telephone or by signing, dating and returning a proxy card as soon as possible, even if you plan to attend the annual meeting.

Sincerely,

Michael L. Middleton
Executive Chairman of the Board

THE COMMUNITY FINANCIAL CORPORATION
3035 LEONARDTOWN ROAD
WALDORF, MARYLAND 20601
(301) 645-5601

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Monday, May 4, 2015
PLACE	Board Room Community Bank of the Chesapeake 3035 Leonardtown Road Waldorf, Maryland 20601
ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years;
(2) To approve The Community Financial Corporation 2015 Equity Compensation Plan;
(3) To ratify the appointment of Stegman & Company as the independent registered public accounting firm for 2015;
(4) To vote on a non-binding resolution to approve the compensation of the named executive officers; and
(5) To transact such other business as may properly come before the meeting or any adjournments or postponement thereof.
RECORD DATE	To vote, you must have been a stockholder at the close of business on March 6, 2015.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and signing the enclosed proxy or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all stockholders of record on or about April 13, 2015. You can revoke a proxy at any time before the meeting by following the instructions in the proxy statement.
Gregory C. Cockerham Secretary March 24, 2015

IMPORTANT:  The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PROXY STATEMENT
OF
THE COMMUNITY FINANCIAL CORPORATION
3035 LEONARDTOWN ROAD
WALDORF, MARYLAND 20601
(301) 645-5601

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of The Community Financial Corporation for the 2015 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to The Community Financial Corporation as the “Company,” “we,” “our” or “us.”

The Community Financial Corporation is the holding company for Community Bank of the Chesapeake. In this proxy statement, we may also refer to Community Bank of the Chesapeake as the “Bank.”

We are holding the 2015 annual meeting in the Board Room at the main office of the Bank, 3035 Leonardtown Road, Waldorf, Maryland on Monday, May 4, 2015 at 10:00 a.m., local time.

We intend to provide access to this proxy statement and a proxy card to stockholders of record beginning on or about March 24, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 4, 2015

The Proxy Statement and Annual Report to Stockholders are available at:
www.cbtc.com/proxyandannualreport.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting.  You are entitled to vote the shares of the Company’s common stock that you owned as of the close of business on March 6, 2015. As of the close of business on March 6, 2015, 4,731,079 shares of Company common stock were outstanding. Each share of common stock has one vote.

Voting by Proxy.  This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of The Community Financial Corporation common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of the Company’s common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;
•	“FOR” approval of The Community Financial Corporation 2015 Equity Compensation Plan;
•	“FOR” ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm; and
•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may also be voted by the persons named on the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

Registered stockholders can vote their shares of The Community Financial Corporation common stock by mailing a proxy card, via the Internet or by telephone. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy or voting instruction card. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. The deadline for voting by telephone or via the Internet is 11:59 p.m., Eastern time, on May 3, 2015.

Ownership of Shares; Attending the Meeting.  You may own shares of the Company in one of the following ways:

•	Directly in your name as the stockholder of record;
•	Indirectly through a broker, bank or other holder of record in “street name”; or
•	Indirectly in the Community Bank of the Chesapeake Employee Stock Ownership Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or via the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of The Community Financial Corporation common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you participate in the Community Bank of the Chesapeake Employee Stock Ownership Plan, you will receive a voting instruction card that reflects all shares you may direct the plan trustees to vote on your behalf under the plan. Under the terms of the Employee Stock Ownership Plan, all allocated shares of Company stock held by the plan are voted by the trustees, as directed by plan participants. All unallocated shares of Company common stock held by the plan, and allocated shares for which no voting instructions are received, are voted by the trustees in the same proportion as shares for which the trustees have received timely voting instructions, subject to the exercise of their fiduciary duties. The deadline for returning your voting instructions to the Employee Stock Ownership Plan trustees is April 27, 2015.

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes (described below) also will be counted to determine the existence of a quorum.

Votes Required for Proposals.  In voting on the election of directors, you may vote for all of the directors, vote against all directors or withhold your votes as to specific directors. The directors will be decided by the affirmative vote of a majority of the shares cast at the annual meeting.

In voting on the approval of The Community Financial Corporation 2015 Equity Compensation Plan, the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm and on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. All proposals will be decided by the affirmative vote of a majority of the shares cast at the annual meeting.

For all proposals, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Effect of Not Casting Your Vote.  If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this proxy statement), the approval of The Community Financial Corporation 2015 Equity Compensation Plan (Item 2 of this proxy statement) and the approval of the non-binding advisory vote on executive compensation (Item 3 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your shares on these matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors and the approval of the non-binding advisory vote on executive compensation no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any shares for which you do not provide voting instructions on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this proxy statement). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Revocation of Proxy.  Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company, by delivering a later-dated proxy or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence.  The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of The NASDAQ Stock Market, except for Michael L. Middleton and William J. Pasenelli, who are employees of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Relationships and Transactions with the Company and the Bank,” including (1) legal services performed by the Jenkins Law Firm, LLC, of which Louis P. Jenkins, Jr. is a principal, and (2) loans or lines of credit that the Bank has directly or indirectly made to each of the directors on the Board.

Board Leadership Structure.  The Company currently separates the offices of President and Chief Executive Officer and Chairman of the Board. Doing so allows the President and Chief Executive Officer to better focus on his responsibilities of managing the day-to-day operations of the Company, enhancing stockholder value and expanding and strengthening the franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and oversight of management. The Board also has created a Lead Director position to further enhance Board independence and oversight. Joseph V. Stone, Jr. is currently the Lead Director of the Board of Directors. Among other things, the Lead Director (1) presides at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors, and (2) may call meetings of the independent directors.

The Board’s Role in Risk Oversight.  Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, senior management attends the Board meetings and is available to discuss strategy and risks facing the Company and to address any questions or concerns raised by the Board on risk management and any other matters. The Board also provides strong oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors.  The following table identifies the members of the Board’s Audit, Enterprise Risk Management, Governance and Compensation Committees as of March 6, 2015. All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market. Each committee operates under a written charter, which is approved by the Board of Directors, that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy on its charter at least annually. The charters of the committees are available in the Shareholder Information portion of the “About Community Bank” section of the Company’s website (www.cbtc.com).

Director	Audit Committee	Enterprise Risk Management Committee	Governance Committee	Compensation Committee
Philip T. Goldstein			X	X
M. Arshed Javaid		X
Louis P. Jenkins, Jr.		X	X*	X*
Michael L. Middleton
William J. Pasenelli
Mary Todd Peterson	X*	X
James R. Shepherd	X
Austin J. Slater, Jr.	X	X*	X	X
Joseph V. Stone, Jr.**	X		X	X
Number of Meetings in 2014	7	4	3	4

*	Chairperson
**	Lead Director

Audit Committee.  The Audit Committee engages the Company’s independent registered public accounting firm and meets with them in connection with their annual audit and reviews the Company’s policies and practices for accounting, financial reporting and regulatory reporting. Other responsibilities of the Audit Committee include engagement of compliance and internal audit providers and the review with management of reports issued by such parties. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as defined under the rules and regulations of the Securities and Exchange Commission. While the Board has not designated any individual Board member as an “audit committee financial expert,” the Board believes the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand financial statements, is cumulatively sufficient to discharge the Audit Committee’s responsibilities.

Enterprise Risk Management Committee.  The Enterprise Risk Management Committee assists the Board in its oversight responsibilities by focusing specifically on the Company’s enterprise risk management activities including the significant policies, procedures and practices employed to manage capital adequacy, market risk, earnings, credit risk, liquidity, compliance, regulatory, legal, reputation, and strategic operational risk and by providing recommendations to the Board and management on strategic guidance with respect to the assumption, management and mitigation of risk.

Governance Committee.  The Governance Committee is responsible for promoting sound corporate governance policies that promote the best interests of the Company and its stockholders. The Committee’s responsibilities include: identification of director candidates; director education; recommendations on the size and composition of the Board and the boards of any subsidiaries, review of any shareholder proposals; monitoring of regulatory and statutory compliance; review of committee charters; and evaluations of Board oversight and effectiveness. The Governance Committee also annually reviews and recommends, in conjunction with the Compensation Committee, the appropriate level of director compensation.

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. Our Chief Executive Officer and Chief Administrative Officer make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other executives. The Compensation Committee reviews compensation for the Company’s executive officers to ensure an appropriate balance between short-term pay and long-term incentives. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also annually reviews and recommends, in conjunction with the Governance Committee, the appropriate level of director compensation.

Director Nomination Process.  The Governance Committee selects nominees for election as directors. The Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. To accomplish this, the Governance Committee considers a candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would adequately represent the Company’s market area. Any nominee for director must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Governance Committee solicits its current directors for the names of potential qualified candidates. The Governance Committee may also ask its directors to pursue their business contacts for the names of potentially qualified candidates. The Governance Committee would then consider the potential pool of director candidates, select the top candidates based on the candidates’ qualifications and the Company’s needs, and conduct a thorough investigation of each proposed candidate’s background. If a stockholder has submitted a proposed nominee in accordance with the procedures specified below, the Governance Committee would consider the proposed nominee, along with any other proposed nominees recommended by directors, in the same manner in which the Governance Committee would evaluate nominees for director recommended by the Board of Directors.

Consideration of Recommendations by Stockholders.  The Governance Committee will consider recommendations for directors submitted by stockholders. Stockholders who wish the Governance Committee to consider their recommendations for nominees for director should submit their recommendations in writing to the Governance Committee in care of the Secretary, The Community Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601. Each written recommendation must set forth (1) the name of the recommended candidate, (2) the number of shares of stock of the Company that are beneficially owned by the stockholder making the recommendation and by the recommended candidate, and (3) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Governance Committee. To be considered by the Governance Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by the January 1 preceding that annual meeting.

Board and Committee Meetings.  During 2014, the Board of Directors of the Company held 24 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2014.

Director Attendance at Annual Meeting of Stockholders.  While the Company does not have a policy regarding Board member attendance at annual meetings of stockholders it encourages directors to attend the annual meeting of stockholders. All of the Company’s directors attended the Company’s 2014 annual meeting of stockholders.

Code of Ethics.  The Community Financial Corporation maintains a Code of Ethics that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. Under the terms of the Code of Ethics, violations of the Code of Ethics are required to be reported to the Audit Committee of the Board of Directors. A copy of the Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

DIRECTOR COMPENSATION

The following table provides the compensation received by the non-employee directors of the Company and the Bank during 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Non-qualified Deferred Compensation Earnings ($)(2)	Total ($)
Philip T. Goldstein	$40,825	—	—	$40,825
M. Arshed Javaid(3)	22,650	—	—	22,650
Louis P. Jenkins, Jr	45,625	—	—	45,625
Mary Todd Peterson	42,525	—	999	43,524
James R. Shepherd	40,925	—	—	40,925
Austin J. Slater, Jr	47,000	—	—	47,000
H. Beaman Smith(4)	35,050	—	3,480	38,530
Joseph V. Stone, Jr	46,075	—	7,119	53,194

(1)	As of December 31, 2014, each non-employee director had the following number of stock options outstanding:

Name	Stock Options Outstanding
Philip T. Goldstein	500
Mohammed Arshed Javaid	—
Louis P. Jenkins, Jr.	9,000
Mary Todd Peterson	—
James R. Shepherd	9,000
Austin J. Slater, Jr.	9,000
H. Beaman Smith	9,000
Joseph V. Stone, Jr.	500
(2)	Represents the portion of non-qualified deferred compensation earnings under the Community Bank of the Chesapeake Retirement Plan for Directors that was above the IRS long-term rate. Under the plan, interest is credited quarterly at a rate equal to the Company’s annualized return on equity.
(3)	Mr. Javaid was elected to the Board of Directors of the Company at the annual meeting of stockholders on May 5, 2014.
(4)	Mr. Smith retired from the Board of Directors of the Company at the end of his term at the annual meeting of stockholders on May 5, 2014.

Cash Retainer and Meeting Fees for Directors.  The following tables set forth the applicable retainers and fees that will be paid to directors for their service on the Boards of Directors of the Company and the Bank for 2015.

Board of Directors of the Company:

Annual Retainer	$15,000
Fee per Board Meeting (Regular or Special)	$750 ($225 per telephone meeting)
Fee per Committee Meeting	$500 ($225 per telephone meeting)
Annual Retainer for Governance, Audit, Compensation and Enterprise Risk Management Committee Chairs	$2,500

Board of Directors of the Bank:

Annual Retainer	$10,000
Fee per Board Meeting (Regular or Special)	$650 ($225 per telephone meeting)
Fee per Committee Meeting	$425 ($225 per telephone meeting)
Annual Retainer for Bank Committee Chairs	$2,500

Employee directors receive only the annual retainer and Board meeting fees; they do not receive fees for committee meetings.

Directors Retirement Plan.  The Bank maintains a retirement plan for non-employee members of the Board of Directors of the Bank (the “Directors’ Plan”). Under the Directors’ Plan, each eligible director of the Bank will receive an annual retirement benefit for ten years following his or her termination of service on the Bank’s Board in an amount equal to the product of his “Benefit Percentage” and $3,500. A participant’s “Benefit Percentage” is 0% for less than five years of service, 33 1/3% for five to nine years of service, 66 2/3% for 10 to 14 years of service, and 100% for 15 or more years of service. If a participant terminates service on the Board due to disability, the Bank will pay the participant each year for ten years an amount equal to the product of his or her Benefit Percentage and $3,500. If a participant dies before collecting either his or her retirement or disability benefit, the participant’s surviving spouse or estate will receive a lump sum payment having a present value equal to five times the annual retirement benefit to which the participant was entitled, assuming the participant separated service on the date of death. If the participant dies after beginning to receive his or her retirement or disability benefits, the participant’s surviving spouse or estate will receive a lump sum payment having a present value equal to the remaining benefits to which the participant was entitled from the date of death through the fifth annual payment thereafter. A participant will become fully vested in the event of a “change in control” (as defined in the Directors’ Plan) or upon separation from service on the Board after attaining the age 72 or incurring a disability.

The Directors’ Plan also establishes a deferred compensation program for participants, under which they may elect to defer all or any portion of the fees and/or salary otherwise payable. Deferred amounts may be invested in certain funds permissible under the Plan or may be credited quarterly and adjusted annually with a rate of return equal to the Company’s return on equity for the calendar year, as determined under accounting principles generally accepted in the United States.

AUDIT RELATED MATTERS

Report of the Audit Committee.  The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, expresses an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF THE COMMUNITY FINANCIAL CORPORATION

Mary Todd Peterson (Chair)
James R. Shepherd
Austin J. Slater, Jr.
Joseph V. Stone, Jr.

Audit Fees.  The following table sets forth the fees billed to the Company by Stegman & Company for the fiscal years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees	$125,121	$104,965
Audit Related Fees(1)	44,160	77,316
Tax Fees(2)	10,510	8,994
All Other Fees(3)	—	3,087

(1)	Represents fees for the audit of the 401(k) and ESOP plans and fees related to the Company’s public offering in 2013 and subordinated debt offering in 2014.
(2)	Consists of tax filing and tax-related compliance and other advisory services.
(3)	Consists of presentation at director’s retreat.

Pre-Approval of Services by the Independent Registered Public Accounting Firm.  The Audit Committee’s charter provides that the Audit Committee will approve in advance any non-audit services permitted by the Securities Exchange Act, including tax services that its independent registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Securities Exchange Act, including but not limited to a 5% de minimis exception. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Audit Committee at its next scheduled meeting for ratification. During the fiscal year ended December 31, 2014, the Audit Committee approved 100% of all “audit-related,” “tax” and “other fees.”

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth, as of March 6, 2015, certain information as to those persons known by the Company to beneficially own more than 5% of the Company’s outstanding shares of common stock and the shares of common stock beneficially owned by each director, each executive officer named in the summary compensation table and by all executive officers and directors of the Company as a group. All beneficial owners listed in the table have the same address as the Company, unless otherwise provided. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name of Beneficial Owners	Number of Shares Owned (Excluding Options)(1)(2)		Number of Shares That May be Acquired within 60 Days by Exercising Options	Percent of Shares of Common Stock Outstanding(3)
Directors
Philip T. Goldstein	7,027		500		*%
M. Arshed Javaid	3,500		—		*
Louis P. Jenkins, Jr.	19,151		9,000		*
Michael L. Middleton	255,366	(4)	11,866	5.6
William J. Pasenelli	38,396		9,741	1.0
Mary Todd Peterson	6,529		—		*
James R. Shepherd	9,934		9,000		*
Austin J. Slater, Jr.	18,794		9,000		*
Joseph V. Stone, Jr.	28,625	(5)	500		*
Named Executive Officer Who is Not Also a Director
Gregory C. Cockerham	124,153		9,883	2.8
All Directors, Executive Officers and Nominees as a Group (16 persons)	564,490	(6)	66,395	13.2
Basswood Capital Management, L.L.C. Matthew Lindenbaum Bennett Lindenbaum 645 Madison Avenue, 10th Floor New York, New York 10022	393,921	(7)	—	8.3
Banc Fund VI L.P. Banc Fund VII L.P. Banc Fund VIII L.P. Banc Fund IX L.P.
20 North Wacker Drive, Suite 3300 Chicago, Illinois 60606	259,773	(8)	—	5.5
Community Bank of the Chesapeake Employee Stock Ownership Plan	234,974	(9)	—	5.0

*	Less than 1% of the shares outstanding
(1)	Includes shares allocated to the account of the individuals under the Community Bank of the Chesapeake Employee Stock Ownership Plan, with respect to which the individual has voting but not investment power as follows: Mr. Cockerham — 29,021 shares; Mr. Middleton — 45,341 shares; and Mr. Pasenelli — 4,272 shares.
(2)	Includes shares of unvested restricted stock, with respect to which the individual has voting but no investment power as follows: Mr. Goldstein — 600 shares; Mr. Javaid — 300 shares; Mr. Jenkins — 600 shares; Mr. Middleton — 1,823 shares; Mr. Pasenelli — 5,383 shares; Ms. Peterson — 600 shares; Mr. Shepherd — 600 shares; Mr. Slater — 600 shares; Mr. Stone — 600 shares; and Mr. Cockerham — 4,005 shares.

(3)	Based upon 4,731,079 shares of Company common stock outstanding, plus, for each individual or group, the number of shares of Company common stock that each individual or group may acquire through the exercise of options within 60 days of March 6, 2015.
(4)	Includes 69,351 shares owned by Mr. Middleton’s wife and 4,877 shares owned by the individual retirement account of Mr. Middleton’s wife.
(5)	Includes 2,000 shares owned by the individual retirement account of Mr. Stone’s wife.
(6)	Amount includes an aggregate of 29,456 unvested shares of restricted stock over which certain officers of the Company have voting but no dispositive power.
(7)	Based on information contained in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 17, 2015.
(8)	Based on information contained in a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 17, 2015.
(9)	Includes 29,362 shares held in a suspense account for future allocation and/or distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees, which are Company directors Philip T. Goldstein and Joseph V. Stone, Jr., vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in the same proportion as shares for which the trustees have received timely voting instructions.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors.

The Company’s Board of Directors currently consists of nine members. The Board is divided into three classes, each with terms of three years, one-third of whom are elected annually. The Board of Directors has nominated William J. Pasenelli, Austin J. Slater, Jr. and Joseph V. Stone, Jr. to serve for an additional three-year term and until their successors are elected and qualified. Messrs. Pasenelli, Slater and Stone are currently directors of the Company and the Bank.

It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of each of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each biography is as of December 31, 2014. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Community Bank of the Chesapeake.

Board Nominees with Terms Ending in 2018

William J. Pasenelli is President and Chief Executive Officer of the Company and the Bank. Mr. Pasenelli joined the Bank as Chief Financial Officer in 2000 and was named President of the Bank in 2010, President of the Company in 2012 and Chief Executive Office in July 2014. Before joining the Bank, Mr. Pasenelli had been Chief Financial Officer of Acacia Federal Savings Bank, Annandale, Virginia, since 1987. Mr. Pasenelli is a member of the American Institute of Certified Public Accountants and other civic groups. He is a graduate of the National School of Banking and holds a Bachelor of Arts from Duke University. He also attended the Harvard Business School Program on Negotiation. Age 56. Director since 2010.

Mr. Pasenelli’s extensive experience in the local banking industry affords the Board valuable insight regarding the business and operations of the Bank. Mr. Pasenelli’s financial acumen and knowledge of the Company’s and the Bank’s business and history position him well to serve as President and Chief Executive Officer and as a Director.

Austin J. Slater, Jr. is the President and Chief Executive Officer of the Southern Maryland Electric Cooperative, which is one of the ten largest electrical distribution cooperatives in the country. Mr. Slater presently serves on the Board of Directors of the Federal Reserve Bank of Richmond, Baltimore Branch. He has also served as Chairman of the Board of the Maryland Chamber of Commerce and Chairman of the Board of Trustees for the College of Southern Maryland, as well as numerous other industry and civic organizations. Mr. Slater holds a MBA in Finance from George Washington University and a BS in Accounting from Shepherd University. Age 61. Director since 2003.

Mr. Slater has extensive management level experience in a large company setting outside of the financial services industry. Mr. Slater’s financial acumen and operational experience allow him to understand the complexities of the Company and the Bank. His experience in a regulated industry has exposed Mr. Slater to many of the issues facing companies today, particularly regulated entities, making Mr. Slater a valued component of a well-rounded board.

Joseph V. Stone, Jr. has owned and operated Joe Stone Insurance Agency, which provides multi-line insurance services to clients in Maryland and Virginia, since 1981. He is a Director and former Chairman of the Board of the Southern Maryland Electric Cooperative, where he has served since 1996. Age 60. Director since 2006.

Mr. Stone provides the Board with significant marketing and operational knowledge through his experience as owner of an insurance agency and various director positions with companies outside of the financial services industry. Mr. Stone also has considerable experience in the insurance industry, corporate governance and risk assessment practices necessary in banking operations.

Directors with Terms Ending in 2016

Louis P. Jenkins, Jr. is the principal of Jenkins Law Firm, LLC, located in LaPlata, Maryland. Before entering private practice, Mr. Jenkins served as an Assistant State’s Attorney in Charles County, Maryland from 1997 to 1999. In addition to his private practice, Mr. Jenkins serves as Court Auditor for the Circuit Court for Charles County, Maryland and attorney for the Charles County Board of Elections. Mr. Jenkins currently serves as Chairman of the Board of Directors of the University of Maryland Charles Regional Medical Center, a member hospital of the University of Maryland Medical System, and has served as a board member of several other public service organizations including the Southern Maryland Chapter of the American Red Cross, Charles County Chamber of Commerce and the Charles County Bar Association. Age 43. Director since 2000.

As an attorney, Mr. Jenkins provides the Board with substantial knowledge regarding issues facing the Company and the Bank. In addition, Mr. Jenkins brings a critical perspective to the lending and governance function of the Company and the Bank. Mr. Jenkins’ experience in the public sector adds valuable expertise regarding local issues and provides first-hand understanding of the local political and business environment in which the Bank operates.

Michael L. Middleton is Executive Chairman of the Board of Directors of the Company and the Bank. Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank, which he served as until 2010. He remained President of the Company until 2012 and Chief Executive Officer of the Company and the Bank until June 2014. Mr. Middleton is a Certified Public Accountant and holds a Masters of Business Administration. From 1996 to 2004, Mr. Middleton served on the Board of Directors of the Federal Home Loan Bank of Atlanta, serving as Chairman of the Board in 2004. Mr. Middleton served on the Board of Directors of the Federal Reserve Bank, Baltimore Branch, from 2004 to 2009. He completed his term as Chairman of the Maryland Bankers Association in June 2013 and is currently the Chairman of the Board of Trustees for the College of Southern Maryland, serves on the Advisory Board of the Robert H. Smith School of Business Center for Financial Policy and serves on the Federal Reserve’s Community Depository Advisory Council. He also serves on several philanthropic and civic boards. Age 67. Director since 1979.

Mr. Middleton’s extensive experience in the local banking industry and involvement in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Bank. In addition to Mr. Middleton’s extensive background in finance and corporate management, Mr. Middleton also has significant expertise in large financial institution governance providing a unique and broad-based decision-making capability for the Company and the Bank. Mr. Middleton’s knowledge of the Company’s and the Bank’s business and history, combined with his success and strategic vision, position him well to serve as our Executive Chairman.

Mary Todd Peterson is the President and Chief Executive Officer of Medmarc Insurance Group and a Director of Medmarc Casualty Insurance Company and its subsidiary Noetic Specialty Insurance Company. Ms. Peterson has been associated with Medmarc since 2001 where she has also held the positions of Chief Financial Officer and Chief Operating Officer. From 1993 to 2001, Ms. Peterson was a Partner with Johnson Lambert & Co., a certified public accounting firm. Ms. Peterson has also held positions with Acacia Life Insurance Company, Oxford Development Corporation and Ernst & Whinney (now Ernst & Young). Ms. Peterson currently serves as a member of the Property Casualty Insurers Association of America (“PCI”) Board of Governors, Chair of PCI’s Investment Committee and a member of PCI’s Executive and Finance Committees. Ms. Peterson is a member of the American Institute of Certified Public Accountants. Age 60. Director since 2010.

Ms. Peterson has extensive management level experience in a mid-size company setting within the financial services industry. As a Virginia resident, Ms. Peterson provides valuable insight regarding local markets in Virginia. Ms. Peterson’s financial and operational expertise within the insurance industry, including her corporate governance and risk assessment skills, provide the Board with a skill set critical to operating the Company and Bank in an efficient manner.

Directors with Terms Ending in 2017

Philip T. Goldstein has owned and operated Philip T. Goldstein Real Estate Appraisals, a full-service real estate appraisal and consulting firm, located in Prince Frederick, Maryland, since 1975. He is a director emeritus of Asbury Communities, Inc., a non-profit continuing care retirement community, headquartered in Gaithersburg, Maryland and Calvert County Nursing Center, Prince Frederick, Maryland. Age 66. Director since 2006.

Mr. Goldstein provides the Board with significant management, strategic and operational knowledge through his experience as owner of a real estate appraisal and consulting firm. Mr. Goldstein’s background in commercial and residential appraisal practice also provides a valuable perspective to the credit function of the Bank. Mr. Goldstein provides local community insight through his position as a former director of various local non-profit organizations.

James R. Shepherd is a retired businessman and former local government executive. Mr. Shepherd holds an MS degree in Management from the University of Maryland and a BA from Roanoke College in Economics and Business Administration. Mr. Shepherd serves on numerous civic and charitable organizations. Age 69. Director since 2003.

Mr. Shepherd’s background in economic development and management adds strength to the market intelligence required to direct strategic initiatives on franchise expansion. Mr. Shepherd also brings critical insight regarding the economic development of the communities in which the Bank operates.

M. Arshed Javaid is President of Smartronix, Inc., an information technology and engineering solutions provider. Mr. Javaid founded Smartronix, Inc. in 1995, and has extensive experience in business management and community relations. Currently, he serves on the Historic Sotterley Inc. Board of Trustees. Age 59. Director since 2013.

Mr. Javaid provides the Board with significant management, strategic and operational knowledge through his experience as founder and president of an information technology and engineering solutions provider that has evolved from a start-up company to a company with over 550 employees. Mr. Javaid’s experience in the information technology industry provides the Board with valuable insight into the data security and reputational risk issues facing businesses.

Item 2 — Approval of The Community Financial Corporation 2015 Equity Compensation Plan

At the annual meeting, our stockholders will be asked to approve The Community Financial Corporation 2015 Equity Compensation Plan (the “2015 Plan”). The 2015 Plan was adopted by our Board of Directors on March 24, 2015, subject to stockholder approval.

The purposes of the 2015 Plan are to:

•	align the interests of our stockholders and recipients of awards under the 2015 Plan by increasing the economic interest of such recipients in the Company’s growth and success;
•	advance the interests of the Company by attracting and retaining officers, other employees, and non-employee directors; and
•	encourage such persons to act in the long-term best interests of the Company and its stockholders.

The 2015 Plan reserved 400,000 shares of Company common stock to grant the following types of awards:

•	performance awards that can be settled in stock or cash;
•	restricted stock and restricted stock units (“Stock Awards”);
•	“incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code);

•	non-qualified stock options; and
•	stock appreciation rights (“SARs”).

Our prior plan, the 2005 Equity Compensation Plan, expired on January 24, 2015. If stockholders do not approve the 2015 Plan, the Company will have no shares available for the award of equity compensation, resulting in the loss of an important compensation tool. As of March 6, 2015, stock options to purchase 87,435 shares of Company common stock with a weighted average exercise price of $23.60 and remaining term of two years were outstanding under the prior plan.

Highlights of the 2015 Plan

•	Minimum Vesting Periods for Awards. Subject to limited exceptions, the 2015 Plan prescribes a one-year minimum vesting period for all awards.
•	Share Counting. The 2015 Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.
•	No Single-Trigger Vesting Upon a Change in Control. The 2015 Plan does not provide for vesting of equity awards based solely on the occurrence of a change in control, without an accompanying job loss.
•	No Repricing. The 2015 Plan prohibits repricing and exchange of underwater options and stock appreciation rights for cash or shares without shareholder approval.

The following is a summary of the material features of the 2015 Plan. This summary is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.

Material Features of the 2015 Plan

Administration.  The 2015 Plan will be administered by a committee designated by the Board of Directors (the “Committee”), consisting of two or more members of the Board. Each member of the Committee must be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”).

Subject to the terms of the 2015 Plan, the Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing provisions that are consistent with the 2015 Plan. The Committee will also have authority to establish rules for administering the 2015 Plan and to decide questions of interpretation or application of any provision of the 2015 Plan. The Committee may delegate some or all of its power and authority under the 2015 Plan to the Board, or one or more executive officers of the Company as the Committee deems appropriate, except that it may not delegate its power and authority to the Chief Executive Officer or any executive officer with regard to awards to persons who are subject to Section 16 of the Exchange Act.

Cancellation or “Clawback” of Awards.  The Committee may, to the extent permitted by applicable law and stock exchange rules or by any of our policies, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the 2015 Plan or the sale of shares underlying such awards.

Options.  The 2015 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock. Incentive stock options can only be granted to our employees. The Board of Directors or the Committee will determine the exercise price at which a participant may exercise an option. Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or check. In addition, where the Board of Directors or the Committee and applicable laws, rules and regulations permit, a participant may also make payment: (1) by delivery of shares of Company common stock; (2) by shares of common stock withheld upon exercise; (3) by cashless exercise; or (4) a combination of these methods. At the time of grant, the Board of Directors or the Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option (which may not exceed ten years for incentive and non-statutory stock options or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock).

Stock Appreciation Rights.  SARs under the 2015 Plan may be granted either in tandem or freestanding. Tandem SARs may be exercised only in connection with the exercise of the related option. Freestanding SARs may be exercised no later than ten years after the date of grant. Each grant of a freestanding SAR will specify an exercise price per share, which shall be equal to or greater than the fair market value of a share of Company common stock on the grant date.

Upon exercise of an SAR, the Company will pay the participant an amount equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price per share (in the case of freestanding SARs) or the exercise price of the related option (in the case of tandem SARs). The amount payable upon exercise of the SAR may be paid in cash, shares of Company common stock or any combination thereof, in the Committee’s discretion. SARs generally will not be transferable by the holder thereof other than by will or applicable laws of descent and distribution.

Stock Awards.  The 2015 Plan provides for the grant of Stock Awards. The Committee may grant a Stock Award either as a restricted stock award or a restricted stock unit award. Except as otherwise determined by the Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awards will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock. The agreement awarding restricted stock units will specify whether such award may be settled in shares of common stock, cash, or a combination thereof. Before settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a stockholder of the Company with respect to such units.

Performance Awards.  A performance award is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period. The Board of Directors or the Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance share and will determine the conditions that must be satisfied for a performance share to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions.

Other Awards.  The Board of Directors or the Committee is authorized, subject to limitations under applicable law, to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Company’s common stock or factors that may influence the value of stock awards with value and payment contingent upon performance of the Company or other factors designated by the Board of Directors or the Committee. The Board of Directors or the Committee shall determine the terms and conditions of such awards.

Shares Available for Awards.  Subject to adjustment as provided in the 2015 Plan, the 2015 Plan reserves a total of 400,000 shares of Company’s common stock (representing 8.5% of our issued and outstanding shares as of the date of this proxy statement) for issuance pursuant to awards granted under the 2015 Plan. Shares granted under the 2015 Plan that are subject to an outstanding Award that is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of the Shares will again be available for issuance under the 2015 Plan. However, Shares tendered or withheld in payment of an exercise price or in respect of taxes related to Awards will not become available for issuance under the 2015 Plan.

Eligibility.  Our employees and directors are eligible to receive awards under the 2015 Plan.

Limitations on Transfer; Beneficiaries.  Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. In no event will it be permissible to transfer outstanding unexercised awards in exchange for value. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Effect of Termination of Service and Change of Control.  The Committee will determine the effect of a termination of employment or service on outstanding awards, including whether the awards will vest, become exercisable, settle or be forfeited. In the event of a Change in Control (as defined in the 2015 Plan attached hereto as Appendix A), the 2015 Plan provides for vesting of outstanding awards only upon a participant’s termination of employment or service, other than for Cause, during the 12-month period following the Change in Control.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2015 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2015 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2015 Plan will be adjusted proportionately and the Committee will adjust the 2015 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment.  The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2015 Plan. Stockholders must approve amendments to the 2015 Plan that will materially increase the number of shares of stock issuable under the 2015 Plan, expand the types of awards provided under the 2015 Plan, materially expand the class of participants eligible to participate in the 2015 Plan, materially extend the term of the 2015 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2015 Plan may adversely affect any award previously granted under the 2015 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2015 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options.  An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2015 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for determining the optionee’s alternative minimum taxable income.

Stock Awards.  A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made, and prior to the time the restrictions lapse, will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company.

SARs.  A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company.

Performance Awards and Other Awards.  When the restrictions lapse on the awards, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock) or cash distributions, and the Company will be allowed a corresponding federal income tax deduction at that time. Any future income recognized in the stock will be taxable to the participant at capital gains rates.

New Plan Benefits.  No grants have been made with respect to the shares reserved for issuance under the 2015 Plan. The number of shares that may be granted to any director or named executive officer is not determinable at this time because such grants are subject to the discretion of the Committee.

Stockholder Vote Requirement

To be approved, the 2015 Plan must receive the affirmative vote of a majority of the votes cast at the annual meeting.

Equity Compensation Plan Information

The following table sets forth information about the Company common stock that may be issued upon the exercise of stock options, warrants and rights under all of the Company’s equity compensation plans as of March 6, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	87,435	$23.60	—
Equity compensation plans not approved by security holders	—	—	—
Total	87,435	$23.60	—

The Board of Directors recommends that stockholders vote “FOR” the approval of The Community Financial Corporation 2015 Equity Compensation Plan.

Item 3 — Ratification of the Independent Registered Public Accounting Firm.

Stegman & Company, which was the Company’s independent registered public accounting firm for 2014, has been retained by the Audit Committee of the Board of Directors to be the Company’s independent registered public accounting firm for 2015, subject to ratification by the Company’s stockholders. A representative of Stegman & Company is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee may consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm.

Item 4 — Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to express their views, on a non-binding basis, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Compensation Committee or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company who served in such capacity as of December 31, 2014. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-qualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael L. Middleton Executive Chairman	2014	$397,132	$3,228	$44,942	$27,349	$65,085	$537,736
	2013	478,899	—	—	36,509	56,565	571,973
William J. Pasenelli President and Chief Executive Officer	2014	$382,762	$78,809	$76,497	$—	$58,254	$596,322
	2013	355,131	56,497	32,652	—	50,431	494,711
Gregory C. Cockerham Executive Vice President and Chief Lending Officer	2014	$282,450	$57,638	$55,147	$—	$22,228	$417,463
	2013	274,782	43,657	22,122	—	13,419	353,980

(1)	Represents the aggregate grant date fair value of the granting of 2,105, 3,583 and 2,583 shares of restricted stock awards to Messrs. Middleton, Pasenelli and Cockerham, respectively, computed in accordance with FASB ASC Topic 718 based on a per share price of $21.35, on the date of grant for awards in 2014.
(2)	Represents the portion of non-qualified deferred compensation earnings under the Community Bank of the Chesapeake Retirement Plan for Directors and the Community Bank of the Chesapeake Executive Deferred Compensation Plan that were above the applicable federal long-term rate. Under the plan, interest is credited quarterly at a rate equal to the Company’s annualized return on equity.
(3)	Details of the amounts reported in the “All Other Compensation” column for 2014 are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

Item	Mr. Middleton	Mr. Pasenelli	Mr. Cockerham
Directors’ fees	$35,825	$35,825	$—
Market value of allocations under the employee stock ownership plan	10,850	10,850	10,850
Employer contribution to 401(k) Plan	9,400	9,400	9,400
Imputed income under split-dollar life insurance arrangement	9,010	2,179	1,978

Employment Agreements.  The Community Financial Corporation and Community Bank of the Chesapeake maintain employment agreements with each of the named executive officers. Mr. Middleton’s employment agreement ends on July 1, 2016. The term of the employment agreements with Mr. Pasenelli and Mr. Cockerham are automatically extended by one day each day so that the term remains at three years, until either party gives notice to the other of its intent to stop the renewal of the term of the agreement. Among other things, the agreements provide for an annual salary, for participation in an equitable manner in any stock option plan or incentive plan to the extent authorized by the Company’s Board of Directors for its key management employees and for participation in pension, group life insurance, medical coverage and in other employee benefits applicable to executive personnel.

See “Retirement Benefits” and “Other Potential Post-Termination Benefits” for a discussion of benefits and payments the named executive officers may receive under the employment agreements upon their retirement or termination of their employment.

Outstanding Equity Awards at Fiscal Year End.  The following table provides information concerning unexercised options for each of the named executive officers outstanding as of December 31, 2014.

	Option Awards					Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Michael L. Middleton	12/19/2005	6,036	—	$22.29	12/19/2015	—		$—
	07/17/2007	5,830	—	27.70	07/17/2017	—		—
	01/13/2014	—	—	—	—	1,684	(2)	33,798
William J. Pasenelli	12/19/2005	5,397	—	22.29	12/19/2015	—		$—
	07/17/2007	4,344	—	27.70	07/17/2017	—		—
	03/15/2013	—	—	—	—	604	(4)	12,122
	01/13/2014	—	—	—	—	1,056	(3)	21,194
	01/13/2014	—	—	—	—	1,600	(2)	32,112
Gregory C. Cockerham	12/19/2005	5,476	—	22.29	12/19/2015	—		$—
	07/17/2007	4,407	—	27.70	07/17/2017	—		—
	03/15/2013	—	—	—	—	409	(4)	8,209
	01/13/2014	—	—	—	—	722	(3)	14,491
	01/13/2014	—	—	—	—	1,200	(2)	24,084

(1)	Based upon the Company’s closing stock price of $20.07 at December 31, 2014.
(2)	Shares vest in four equal annual installments beginning on January 13, 2015.
(3)	Shares vest in two equal annual installments beginning on January 13, 2015.
(4)	Shares vest on March 15, 2015.

RETIREMENT BENEFITS

The Bank maintains salary continuation agreements with each of the named executive officers to provide the executives with additional compensation at retirement or upon termination of employment due to death, disability or a change in control. Messrs. Middleton, Pasenelli and Cockerham are entitled to a total annual benefit for a period of 15 years of $128,048, $92,212 and $77,035, respectively, upon normal retirement at or after age 62 for Mr. Middleton and 65 for Messrs. Pasenelli and Cockerham. A reduced benefit is payable if the executive retires before normal retirement age. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries.

The Bank also maintains a supplemental executive retirement plan (“SERP”) with Messrs. Middleton, Pasenelli and Cockerham to provide the executives with additional compensation at retirement or upon termination of employment due to death, disability or a change in control. Messrs. Middleton, Pasenelli and Cockerham are entitled to a total annual benefit for a period of 15 years of $28,348, $124,974 and $13,087, respectively, upon normal retirement at or after age 65 for Messrs. Pasenelli and Cockerham and age 67 in the case of Mr. Middleton. A reduced benefit is payable if the executive retires before normal retirement age. The annual benefits are payable on an annual basis to the executives or their designated beneficiaries.

The Bank maintains an Executive Deferred Compensation Plan under which Messrs. Middleton, Pasenelli and Cockerham may defer all or any portion of their base salary. Deferred amounts may be invested in certain funds permissible under the Plan or may be credited annually with interest at a rate equal to the Company’s return on equity for the calendar year. The executive’s account balance under the plan will be distributed to the executive following the executive’s termination of service in either a lump sum or over a period of one to ten years, as elected by the executive.

OTHER POTENTIAL POST-TERMINATION BENEFITS

Payments Made Upon Termination with Cause.  Each of the named executive officer’s employment agreements contain a definition of cause for which we may terminate the executive’s employment. If we terminate the executive’s employment for cause, he will receive only his base salary or other compensation earned through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

The SERPs for Messrs. Middleton, Pasenelli and Cockerham contain a definition of cause for which we may terminate the executive’s employment. If the executive’s employment is terminated for cause, they will not be entitled to any benefits under the terms of the SERPs.

Under the 1995 Stock Option and Incentive Plan, if we terminate an executive for just cause (as defined in the plan), any stock option granted under the plan and held by the terminated employee is cancelled upon the date of termination.

Pursuant to the 2005 Equity Compensation Plan, if an executive is terminated for cause, all rights to any restricted stock and long-term restricted stock units award granted under the plan and held by the terminated employee will expire as of the effective date of termination.

Payments Made Upon Termination Without Cause.  If we terminate Mr. Middleton’s employment without cause, he will receive (1) his base salary or other compensation earned through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided, and (2) a lump sum payment equal to his base salary for the remaining term of the agreement, which expires on July 1, 2016. We would also continue Mr. Middleton’s medical, dental and life insurance benefits as of the date of termination until the expiration date of the agreement.

Under his employment agreement, if we terminate the employment of Mr. Pasenelli without cause, he would receive a lump sum payment equal to three times his base salary and three times his most recent annual incentive compensation payment. Under Mr. Cockerham’s employment agreement, if we terminate his employment without cause, he would receive a lump sum payment equal to two times his base salary and two times his most recent annual incentive compensation payment. We would also continue both executives’ medical, dental and life insurance benefits for 36 months.

Pursuant to the 2005 Equity Compensation Plan, if we terminate an executive without cause and unless otherwise determined by the Compensation Committee, all unvested shares of restricted stock and interests under long-term restricted stock units are forfeited as of the termination date of the executive.

Payments Made Upon Termination by Executive with Good Reason.  If Mr. Middleton voluntarily terminates his employment under circumstances that would constitute good reason (as defined in his employment agreement), he will receive (1) his base salary or other compensation earned through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided, and (2) a lump sum payment equal to his base salary for the remaining term of the agreement.. We would also continue Mr. Middleton’s medical, dental and life insurance benefits as of the date of termination until the expiration date of the agreement.

Pursuant to the 2005 Equity Compensation Plan, if an executive voluntarily terminates his or her employment and unless otherwise determined by the Compensation Committee, all unvested shares of common stock and interests under long-term restricted stock units are forfeited as of the termination date of the executive.

Payments Made Upon Disability.  Under Mr. Middleton’s employment agreement, if he becomes disabled and we terminate his employment pursuant to the terms of the agreement, he will receive his base salary or other compensation earned through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided. In addition, Mr. Middleton will be entitled to the base salary that would have been paid through the expiration date of his agreement, reduced by any amounts to be paid under any disability program sponsored by the Company or the Bank during the same period.

Under Mr. Pasenelli’s and Mr. Cockerham’s employment agreements, if we terminate an executive due to disability pursuant to the terms of the agreement, the executive will receive the compensation and benefits provided for under the agreement for (1) any period during the term of the agreement and before the establishment of the executive’s disability; or (2) any period of disability before the executive’s termination of employment due to disability.

The SERPs for Messrs. Middleton, Pasenelli and Cockerham provide for a disability benefit equal to the executive’s accrued benefit, calculated as of the date of determination of disability. Payment of the disability benefit will commence on the first day of the month following the earlier of the executive’s 65th birthday or death and shall be paid in 15 equal annual installments.

Under the salary continuation agreements dated September 6, 2003, as amended, upon termination of employment as a result of disability, Messrs. Middleton, Pasenelli and Cockerham are entitled to an annual benefit for a period of 15 years of $128,048, $74,112 and $72,235, respectively, commencing with the month following the executive attaining age 65, or in Mr. Middleton’s case, age 62. Under the salary continuation agreements dated August 21, 2006, as amended, Messrs. Pasenelli and Cockerham are entitled to an annual disability benefit ranging from $11,644 to $18,100 and $3,592 to $4,800, respectively, depending on the date of termination, commencing with the month following the executive attaining age 65.

Under the 1995 Stock Option and Incentive Plan, if we terminate an executive’s employment due to a disability, outstanding stock options will vest and remain exercisable until the earlier of one year from the date of termination or the expiration date of the stock options.

Pursuant to the 2005 Equity Compensation Plan, if we terminate an executive’s employment due to a disability, outstanding restricted stock and long-term restricted stock unit awards will immediately vest as of the date of termination.

Payments Made Upon Death.  Under Mr. Middleton’s employment agreement, upon Mr. Middleton’s death, Mr. Middleton’s beneficiary will receive the sum of the base salary that would have been paid for the remaining term of the agreement, plus any other compensation or benefits to be provided in accordance with the terms and provisions of the Company’s benefit plans and programs.

Under Mr. Pasenelli’s and Mr. Cockerham’s employment agreements, upon the executive’s death, the Company will pay his or her beneficiary or estate any compensation due to the executive through the end of the month in which death occurred, plus any other compensation or benefits to be provided in accordance with the terms and provisions of the Company’s benefit plans and programs.

Mr. Middleton’s, Mr. Pasenelli’s and Mr. Cockerham’s SERPs provide for a death benefit equal to the executive’s accrued benefit, payable to the executive’s beneficiary in 15 equal annual installments beginning the second month following the death of the executive if the executive dies before reaching normal retirement age. If the executive dies after the commencement of the SERP benefit payments, the executive’s beneficiary is entitled to the unpaid balance of the executive’s 15 annual benefit payments.

Under their salary continuation agreements, if the executive dies while in active service with the Bank, Mr. Middleton’s, Mr. Pasenelli’s and Mr. Cockerham’s designated beneficiaries will receive an annual benefit, for a period of 15 years, of $128,048, $92,212 and $77,035, respectively, commencing with the month following the executive’s death. If the executive dies after his employment has terminated but before payments under the agreement have commenced, their designated beneficiary will be entitled to the same payments beginning on the first day of the month after the executive’s death.

Under the 1995 Stock Option and Incentive Plan, if an executive dies, outstanding stock options will vest and remain exercisable until the earlier of two years from the date of death or the expiration date of the stock options.

Pursuant to the 2005 Equity Compensation Plan, if an executive dies, outstanding awards vest immediately.

Payments Made Upon a Change in Control.  Mr. Middleton’s employment agreement provides that if during the two-year period following a change in control (as defined in the agreement), Mr. Middleton terminates employment for any reason, he will be entitled to (1) his base salary or other compensation earned through the date of termination, and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided, and (2) a lump sum payment equal to his base salary for the remaining term of the agreement. We would also continue Mr. Middleton’s medical, dental and life insurance benefits as of the date of termination through the remaining term of the agreement. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. Mr. Middleton’s employment agreement provides for an additional tax indemnification payment if payments under the agreement exceed three times his base amount (“280G Limit”). The indemnification payment provides the executive with a net amount sufficient to pay the excise tax and related taxes to place Mr. Middleton in the same economic position in which he would have been had the 280G Limit not applied.

Mr. Pasenelli’s employment agreement provides that if (1) the executive’s employment is terminated without cause or without the executive’s consent and for a reason other than cause in connection with or within 12 months after a change in control (as defined in the agreement); or (2) the executive voluntary terminates employment within 12 months following a change in control upon the occurrence of events described in the agreement, he will receive a lump sum payment equal to three times his annual base salary and three times his most recent annual incentive compensation payment, plus continued health and welfare benefits for 36 months following termination. Under Mr. Cockerham’s employment agreement, he will receive a lump sum payment equal to two times his annual base salary and two times his most recent annual incentive compensation payment, plus continued health and welfare benefits for 36 months following termination. Mr. Pasenelli’s and Mr. Cockerham’s employment agreements provide that if the value of the benefits provided under the agreements in connection with a change in control exceed his 280G Limit, his payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Mr. Middleton’s, Mr. Pasenelli’s and Mr. Cockerham’s SERPs provide that if the executives experience a separation from service within 24 months following a change in control, the executives are entitled to an annual benefit for a period of 15 years of $28,348, $124,974 and $13,087, respectively. The executives will receive the benefit payment in the form of (1) a lump sum, (2) equal annual installments over two years, or (3) equal annual installments over five years, as previously elected by each executive.

Under the salary continuation agreements dated September 6, 2003, as amended, upon the termination of employment within 12 months (24 months in the case of Mr. Middleton) subsequent to a change in control and before age 65 (62 in the case of Mr. Middleton), Mr. Middleton, Mr. Pasenelli and Mr. Cockerham are entitled to an annual benefit for a period of 15 years of $128,048, $74,112 and $72,235, respectively, commencing with the month following the executive attaining age 65 (62 in the case of Mr. Middleton). As with his employment agreement, Mr. Middleton’s salary continuation agreement provides for an additional tax indemnification payment if payments under the agreement exceed his 280G Limit. Each of Mr. Pasenelli’s and Mr. Cockerham’s salary continuation agreements dated September 6, 2003, as amended, provide that if the value of the benefits provided in connection with a change in control exceed his 280G Limit, his payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit. Under the salary continuation agreement dated August 21, 2006, as amended, Mr. Pasenelli is entitled to an additional annual benefit ranging from $11,893 to $18,100 (based on the date of termination) if his employment is terminated within 12 months subsequent to a change in control and before age 65. Under the salary continuation agreement dated August 21, 2006, as amended, Mr. Cockerham is entitled to an additional annual benefit equal to the present value of $4,800 using an interest factor of 5% upon the termination of employment within 12 months subsequent to a change in control and before age 65.

In the event of a change in control of The Community Financial Corporation or Community Bank of the Chesapeake, outstanding stock options granted pursuant to our 1995 Stock Option and Incentive Plan automatically vest and, unless otherwise provided for by the committee administering the plan, the option holder will receive in cash an amount equal to the difference between the fair market price of the securities and the exercise price of the option for each option held. Under the Company’s 2005 Equity Compensation Plan, a change in control accelerates the vesting of all outstanding stock options, restricted stock awards and long-term restricted stock units. The value of the accelerated options count toward the executive’s 280G Limit.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance.  Pursuant to federal securities laws, the Company’s officers, directors and persons who own more than 10% of the outstanding common stock are required to file reports detailing their ownership and changes of ownership in such common stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year and written representations from such persons that no additional reports of changes in beneficial ownership were required, the Company believes that during 2014, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding common stock of the Company, have complied with the reporting requirements, except for one late report filed by John K. Parlett, Jr., director of the Bank, with regard to the purchase of shares.

Policies and Procedures for Approval of Related Persons Transactions.  We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;
•	the Company is, will or may be expected to be a participant; and
•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Governance Committee of the Board approved (or recommended that the Board approve) such compensation;
•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and
•	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;
•	the size of the transaction and the amount of consideration payable to the related person;
•	the nature of the interest of the related person;
•	whether the transaction may involve a conflict of interest; and
•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Relationships and Transactions with the Company and the Bank.  The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not currently have such a program in place. From time to time, the Bank makes loans and extensions of credit to its executive officers and directors, and members of their immediate families. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2014, these loans were performing according to their original terms.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000), and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

STOCKHOLDER PROPOSALS AND NOMINATIONS

To be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 3035 Leonardtown Road, Waldorf, Maryland 20601 no later than November 25, 2015. If next year’s annual meeting is held on a date more than 30 calendar days from May 4, 2016, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Stockholder proposals, other than those submitted above, and nominations must be submitted in writing, delivered or mailed by first class United States mail, postage pre-paid, to the Secretary of the Company not fewer than 30 days nor more than 60 days before any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the Secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.

BOARD POLICIES REGARDING COMMUNICATIONS
WITH THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Secretary, The Community Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601. Any communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to conducting solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s 2014 Annual Report to Stockholders, including financial statements, accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of March 6, 2015, upon written request to the Secretary, The Community Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601.

APPENDIX A

PROPOSED

THE COMMUNITY FINANCIAL CORPORATION
2015 EQUITY COMPENSATION PLAN

ARTICLE 1
PURPOSE

The purpose of The Community Financial Corporation 2015 Equity Compensation Plan (this “Plan”) is to (i) align the interests of the Company’s shareholders and the recipients of Awards under this Plan by increasing the economic interest of such interest in the Company’s growth and success, (ii) advance the interests of the Company by attracting and retaining officers, other employees and Non-Employee Directors, and (iii) to encourage such persons to act in the long-term best interests of the Company and its shareholders.

ARTICLE 2
DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

Affiliate means any “parent corporation” or subsidiary corporations” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

Award means any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Stock Appreciation Right or Other Award granted to a Participant under the Plan.

Award Agreement means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

Board of Directors means the board of directors of the Company.

Cause means, unless provided otherwise in an Award Agreement, the Participant’s material fraud, gross negligence or willful misconduct with respect to the business affairs of the Company or an Affiliate which is, or is reasonably likely to be if such action were to become known by others, directly or materially harmful to the business or reputation of the Company, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, if the Participant has entered into an employment agreement with the Company or an Affiliate that is binding as of the date of employment termination, and if such employment agreement defines “Cause”, the definition of “Cause” in such agreement shall apply to the Participant for Awards under this Plan.

Change in Control means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;
(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or
(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.

Change in Control Price means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the committee of the Board of Directors described in Article 4 of the Plan.

Company means The Community Financial Corporation, or any successor corporation.

Continuous Status as a Participant means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

Disability shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

Effective Date has the meaning assigned such term in Section 3.1 of the Plan.

Eligible Participant means an employee, officer or director of the Company or any Affiliate.

Exchange means any national securities exchange on which the Stock may from time to time be listed or traded.

Fair Market Value on any date, means (i) if the Stock is listed on NASDAQ, the closing sale price of a share of Stock on such date, as reported by NASDAQ or such other source as the Committee deems reliable, or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

Grant Date means the date an Award is made by the Committee.

Incentive Stock Option means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

Non-Employee Director means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

Non-statutory Stock Option means an Option that is not an Incentive Stock Option.

Option means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-statutory Stock Option.

Parent or Subsidiary means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

Participant means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

Plan means The Community Financial Corporation 2015 Equity Compensation Plan, as amended from time to time.

Restricted Stock means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

Restricted Stock Unit means a right to receive Stock or, in lieu thereof, the Fair Market Value of a Share in cash granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

Share or Shares means shares of Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

Stock means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

Stock Appreciation Right or SAR means a right granted to a Participant under Article 8 that provides for the delivery of cash or Stock as the Committee shall determine equal to the excess of the Fair Market Value of a share of Stock on the day the SAR is exercised over the specified exercise price of the SAR.

1933 Act means the Securities Act of 1933, as amended from time to time.

1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

4.1 COMMITTEE.  The Plan shall be administered by the Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act). The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;
(b)	Designate Participants;
(c)	Determine the type or types of Awards to be granted to each Participant;
(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award based in each case on such considerations as the Committee in its sole discretion determines, subject to the terms of this Plan;
(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)	Decide all other matters that must be determined in connection with an Award;
(h)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and
(j)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS.  Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES.  Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be four hundred thousand (400,000).

5.2 SHARE COUNTING.  If any Award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award shall again be available for grant under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes and (ii) any Shares tendered or withheld to pay the exercise price of Options.

5.3 STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market. No fractional shares shall be delivered under this Plan. No fewer than 50 Shares may be purchased on exercise of any Award (or, in the case of Stock Appreciation Rights, no fewer than 50 rights may be exercised at one time) unless the total number of purchased Shares or exercised rights is the total number at the time available for purchase or exercise under the Award.

ARTICLE 6
ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

7.1 GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than 100% of the Fair Market Value of the Stock as of the Grant Date.
(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, check payable to the Company or electronic funds, the delivery of previously owned Shares, or other property and the methods by which Shares shall be delivered or deemed to be delivered to Participants. Further subject to the procedures adopted by the Committee, an Option may also be exercised pursuant to a broker-assisted cashless exercise.
(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of an Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Incentive Stock Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:
(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.
(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.
(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.
(5)	One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Incentive Stock Option otherwise lapses.

Unless the exercisability of an Incentive Stock Option is accelerated as provided in Articles 9.6 of the Plan, if a Participant exercises an Incentive Stock Option after termination of employment, the Incentive Stock Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).
(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.
(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.
(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.
(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8
RESTRICTED STOCK/RESTRICTED STOCK
UNITS/PERFORMANCE AWARDS/SARS

8.1 GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS.  The Committee may from time to time award Restricted Stock and Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

8.2 ISSUANCE AND RESTRICTIONS.  Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, vesting conditions, limitations on the right to vote or the right to receive dividends). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

8.3 VOTING RIGHTS.  Unless otherwise determined by the Committee at the time of grant, a Participant holding a Restricted Stock Award shall be entitled to exercise full voting rights with respect to those Shares during the restriction period. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights.

8.4 DIVIDENDS AND OTHER DISTRIBUTIONS.  During the restriction period, a Participant holding a Restricted Stock Award may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. A Participant receiving a Restricted Stock Unit Award shall not be credited with dividends.

8.5 PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.

8.6 GRANT OF SARS.  The Committee is authorized to grant free-standing SARs or SARS in tandem with Options under the Plan.

(a)	Exercise Price. The exercise price for each Stock Appreciation Right shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.
(b)	Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:
(1)	The Fair Market Value of a Share on the date of exercise; over
(2)	The exercise price of the Stock Appreciation Right.

The Committee shall have the sole discretion to determine in each SAR Agreement whether the payment with respect to the exercise of a SAR will be in the form of all cash, all Shares, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such payment will be in the form of Shares.

8.7 OTHER AWARDS.  The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described in this Article 8 and Article 7 of the Plan that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company (“Other Awards”). Other Awards may include awards of shares of Stock which may be awarded as payment of Non-Employee Director fees, in lieu of cash compensation, awards in exchange for cancellation of a compensation right, as a bonus, or otherwise.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES.  Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK ISSUANCE.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7 EFFECT OF TERMINATION OF SERVICE OR A CHANGE IN CONTROL.

(a)	The Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s termination of service prior to the end of a performance period or vesting, exercise or settlement of such Award.

(b)	Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:
(1)	Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become fully exercisable and vested upon the termination of the Participant’s employment or service, other than for Cause, during the Applicable Period.
(2)	The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award which are not performance-based shall lapse and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment, other than for Cause, during the Applicable Period.
(3)	The conditions applicable to any Performance Award shall be deemed satisfied at the target level and shall become free of all restrictions and become fully vested and transferable upon the termination of the Participant’s employment, other than for Cause, during the Applicable Period.
(c)	For purposes of this Section 9.7 and unless otherwise provided in the Award Agreement, (i) the term “Applicable Period” shall mean the twelve (12) month period ending on the first anniversary of a Change in Control.
(d)	In order to maintain the Participants’ rights in the event of a Change of Control, the Committee, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the participant’s rights, had such Award been currently exercisable or payable; or (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation after such Change of Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company.

9.8 MINIMUM VESTING.  Notwithstanding anything in the Plan to the contrary, no Award shall vest or become exercisable prior to the first anniversary of the date of grant, except to the extent that the Committee shall specify in the Award Agreement that the Award shall vest upon the Participant’s death, disability or as provided in Section 9.7 of the Plan.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE

10.1 CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION.  The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or the Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations. Notwithstanding the foregoing, except as provided in Section 10.1, no action shall directly or indirectly, through cancellation and re-grant or any other method, reduce, or have the effect of reducing, the exercise price of any Award established at the time of grant thereof without approval of the Company’s shareholders.

11.2 AWARDS PREVIOUSLY GRANTED.  Subject to Section 9.7 of the Plan, at any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);
(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;
(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and
(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS.  Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award, Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

12.6 RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7 EXPENSES.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

12.12 ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.13 INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.14 NO LIMITATIONS ON RIGHTS OF COMPANY.  The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.15 SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

12.16 SECTION 409A.  With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything else in the Plan, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and the amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

12.17 RECOUPMENT OF AWARDS.  The Committee may, to the extent permitted by applicable law and stock exchange rules or by any policies adopted by the Company, cancel or require reimbursement of Awards granted, shares issued or cash received upon the vesting, exercise or settlement of any Awards granted under this Plan or the sale of shares underlying such Awards.

[The Community Financial Corporation Letterhead]

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form to convey your voting instructions to Philip T. Goldstein and Joseph V. Stone, Jr., Trustees for the Community Bank of the Chesapeake Employee Stock Ownership Plan and Trust (the “ESOP”) on the proposals presented at the Annual Meeting of Stockholders of The Community Financial Corporation (the “Company”) on May 6, 2015. Also enclosed is a Notice of Annual Meeting and Proxy Statement for the Company’s Annual Meeting of Stockholders and the 2014 Annual Report on Form 10-K.

As an ESOP participant, you are entitled to instruct the ESOP Trustees how to vote the shares of Company common stock allocated to your ESOP account as of March 6, 2015, the record date for the Annual Meeting. The Trustees will vote all allocated shares of Company common stock as directed by ESOP participants. The Trustees will vote unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions received from ESOP participants, subject to the exercise of their fiduciary duties.

To direct the ESOP Trustees how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed vote authorization form and return it to the attention of Marlene Smith at the address indicated on the vote authorization form no later than April 27, 2015.

Sincerely,

Michael L. Middleton
Executive Chairman of the Board

VOTE AUTHORIZATION FORM

COMMUNITY BANK OF THE CHESAPEAKE
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
THE COMMUNITY FINANCIAL CORPORATION
Annual Meeting of Stockholders – May 4, 2015

With respect to all shares of common stock of The Community Financial Corporation (the “Company”) that are allocated to the account of the undersigned pursuant to the Community Bank of the Chesapeake Employee Stock Ownership Plan and Trust (the “ESOP”), the undersigned hereby directs Philip T. Goldstein and Joseph V. Stone, Jr., as Trustees of the Trust established under the ESOP, to vote such shares at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Community Bank of the Chesapeake, Waldorf, Maryland, on Monday, May 4, 2015 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:

The Board of Directors recommends a vote “FOR” all of the nominees and “FOR” Proposals 2, 3 and 4.

You are to vote my shares as follows:

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
1.	ELECTION OF DIRECTORS

FOR all nominees ☐ listed below	WITHHOLD AUTHORITY to vote ☐ for all nominees listed below	*EXCEPTIONS ☐

William J. Pasenelli, Austin J. Slater, Jr. and Joseph V. Stone, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions:

2.	THE APPROVAL OF THE COMMUNITY FINANCIAL CORPORATION 2015 EQUITY COMPENSATION PLAN

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.	THE RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015

FOR	AGAINST	ABSTAIN
☐	☐	☐
4.	THE APPROVAL OF A NON-BINDING RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of the Notice of Annual Meeting, a Proxy Statement for the Annual Meeting and the Company’s 2014 Annual Report on Form 10-K.

PARTICIPANT’S NAME
Dated:, 2015	SIGNATURE OF PARTICIPANT

Please complete this direction form, sign, date and return it to the Company, Attn: Marlene Smith, The Community Financial Corporation, 3035 Leonardtown Road, Waldorf, Maryland 20601 by April 27, 2015.

THE COMMUNITY FINANCIAL CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 3, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 3, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

	For	Against	Abstain
01 William J. Pasenelli	☐	☐	☐
02 Austin J. Slater, Jr.	☐	☐	☐
03 Joseph V. Stone, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000236173_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

THE COMMUNITY FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Louis P. Jenkins and James R. Shepherd with full powers of substitution in each, to act as attorneys and proxies for the undersigned to vote all shares of common stock of The Community Financial Corporation (the "Company") that the undersigned is entitled to vote at the 2015 annual meeting of stockholders to be held in the Board Room at the main office of Community Bank of the Chesapeake, 3035 Leonardtown Road, Waldorf, Maryland on Monday, May 4, 2015 at 10:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, as indicated on the reverse side.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES AND "FOR" PROPOSALS 2, 3 and 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING OF STOCKHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2015 ANNUAL MEETING.

0000236173_2 R1.0.0.51160

Continued and to be signed on reverse side